SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2003

                           Alamogordo Financial Corp.
             (Exact name of registrant as specified in its charter)

   United States of America            0-29655                   74-281948
(State or other jurisdiction      (SEC File Number)           (I.R.S. Employer
      of incorporation)                                      Identification No.)




Registrant's telephone number, including area code:  (505) 437-9334



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 4.  Change in Registrant's Certifying Accountant

                  (a) On February 3, 2003, the Registrant elected to change its outside accounting firm, Accounting & Consulting Group, L.L.P. ("ACG"). The Registrant has engaged Neff + Ricci LLP ("NR") as its new outside accounting firm. The decision to change accounting firms was [recommended by the audit committee of the Board of Directors] and approved by the Board of Directors.

                  ACG's report on the consolidated financial statements of the Registrant for each of the two years in the period ended June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. NR has been engaged to audit the consolidated financial statements of the Registrant as of and for the year ended June 30, 2003. That audit has not been computed as of the date of this Report. During the two years ended June 30, 2002 and the interim period through the date of this Report, the Registrant had no disagreements with ACG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of ACG, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

                  None of the reportable events described by Item 304(a)(1)(v) of Regulation S-K has occurred.

                  The Registrant has provided ACG a copy of the disclosures contained in this Report, which was received by ACG on the date of this Report. The Registrant has requested ACG to furnish the Registrant with a letter in response to Item 304(a) of Regulation S-K. Such letter is included in this Report as Exhibit 16.1.

                  (b) NR was engaged by the Registrant on February 3, 2003 to audit the consolidated financial statements of the Registrant as of and for the year ended June 30, 2003. During the two years ended June 30, 2002 and the subsequent interim period through the date of this Report, the Registrant did not consult with NR regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

         Exhibits

         Exhibit Number       Exhibit Description

                16.1           Letter of Accounting & Consulting Group, L.L.C.
                               regarding  change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 ALAMOGORDO FINANCIAL CORP.


DATE:  February 4, 2003                     By:  /s/ R. Miles Ledgerwood
                                                 -------------------------------
                                                 R. Miles Ledgerwood
                                                 President and Chief Executive
                                                 Officer